WEETAMOE BANCORP

                                STOCK OPTION PLAN


1. Purpose of plan. This Stock Option Plan (the "Plan"), is intended to encourage ownership of shares of Weetamoe Bancorp (the "Corporation") by key employees (including officers) and non-employee Directors of the Corporation and its subsidiaries and to provide additional incentive for them to promote the success of the business.

2. Shares subject to plan. There will be reserved for use upon the exercise of options to be granted from time to time under the Plan ("Options"), an aggregate of 250,000 Common Shares, of the par value of $.01 per share (the "Common Shares"), of the Corporation, which shares may be in whole or in part, as the Board of Directors of the Corporation (the "Board of Directors"), shall from time to time determine, authorized but unissued Common Shares or issued Common Shares which shall have been reacquired by the Corporation. For purposes of the Plan, the "Plan Year" shall be the 12-month period ending on each February 28. Options shall not be granted in any Plan Year for in excess of an aggregate of 50,000 Common Shares under both the Discretionary Grant and the Automatic Grant Programs hereunder; provided, however, that, if an Option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares covered thereby shall (unless the Plan shall have been terminated) be added to the shares otherwise available for Options which may be granted in accordance with the terms of the Plan.

3. Administration of plan. The Board of Directors shall appoint a Stock Option Plan Committee (the "Committee"), which shall consist of not less than three members of the Board of Directors. Subject to the provisions of the Plan, the Committee shall have plenary authority in its discretion to administer the Discretionary Grant Program, including to determine the employees (including officers) of the Corporation and its subsidiaries to whom Options shall be granted, the number of shares to be covered by each of the Options, the time or times at which Options shall be granted, the date or dates on which the option is to become exercisable and the remaining provisions of the option grant. The Committee shall also have the authority to interpret the Plan and to prescribe, amend, and rescind rules and regulations relating to it.

      The Automatic Grant Program shall be administered by the Committee but all grants under that program will be made in strict compliance with the express provisions of that program and no administrative discretion will be exercised by the Committee with respect to grants made under that program.

      The Board of Directors may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum. All action of the Committee shall be taken by a majority of its members. Any action may be taken by a written instrument signed by a majority of the members and action so taken shall be fully as effective as if it had been taken by a vote of a majority of the members at a meeting duly called and held. The Committee shall make such rules and regulations for the conduct of its business as it shall deem advisable. No Board member may serve on the Committee if he or she has received an option grant or stock award under the Option Plan other than pursuant to the Automatic Grant Program, or under any other stock plan of the Corporation or its parent or subsidiary within the twelve months preceding his/her appointment to the Committee.

4.    Discretionary Grant Program.

            (a) Subject to the overall limitations on the number of shares for which options may be granted set forth in paragraph 2, options under this program may be granted in each Plan Year to such eligible persons for such number of shares as the Committee in its discretion determines appropriate. All options granted hereunder must be granted and exercised within ten years from the date the Plan is adopted by the Corporation or approved by the stockholders, whichever is earlier, and the option price may not be less than the fair market value of the stock at the time the option is granted. Options granted under this program will be incentive stock options designed to meet the requirements of Section 422 of the Internal Revenue Code.

            (b) Key employees (including officers) of the Corporation or its subsidiaries (whether now existing or subsequently established) are eligible to receive option grants under the Discretionary Option Grant Program. Only employee Board members (other than Board members serving on the Committee) are eligible to participate in the Discretionary Option Grant Program. In making any determination as to persons to whom Options shall be granted and as to the number of shares to be covered by such Options, the Committee shall take into account the duties of the respective person, their present and potential contributions to the success of the Corporation, and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan.

            (c) An employee granted an option under this program (a "Grantee") must remain an employee of the Corporation or its subsidiaries from the time the option is granted until three months before the option is exercised. Once a Grantee's employment is terminated, other than by death or disability, the Grantee must exercise any option he has a right to exercise within three months of the date of his termination of employment or the option will automatically expire. If a Grantee's employment is terminated as a result of his permanent and total disability, such Grantee shall have one year from the date of termination to exercise any option he has a right to exercise or it will automatically expire. If a Grantee's employment is terminated by the Grantee's death, the option may be exercised according to its terms by the personal representative of the Grantee's estate or the person to whom the option is transferred by the Grantee's will or the laws of inheritance. Under no circumstances can an option be exercised after the specified expiration of the option term.

            (d) Stock that has been purchased by exercise of an option granted under the Discretionary Option Program can not be sold, exchanged or disposed of by gift for at least two years from the date the option was granted and one year from the date the option was exercised and the stock was transferred to him.

            (e) The shares of Common Stock acquired upon the exercise of one or more options may be subject to repurchase by the Company at the original exercise price paid per share upon the Grantee's cessation of service prior to vesting in such shares. The Committee has complete discretion in establishing the vesting schedule to be in effect for any such unvested shares and may cancel the Company's outstanding repurchase rights with respect to those shares at any time, thereby accelerating the vesting of the shares subject to the canceled rights.

            (f) Subject to the general conditions stated below and the express provisions of the Plan, the Committee has full authority to determine the eligible individuals who are to receive grants under the Discretionary Option Grant Program, the number of shares to be covered by each granted option, the date or dates on which the option is to become exercisable, the maximum term for which the option is to remain outstanding and the remaining provisions of the option grant.

5.    Automatic Grant Program.

            (a) An Option for 2,000 shares of Common Stock shall be granted each Plan Year on the day after the Annual Shareholders' Meeting or any Special Meeting in lieu thereof to each eligible non-employee director of the Corporation or its subsidiaries (the "Grantee"). All grants under this program will be non-statutory options which are not intended to satisfy the requirements of Section 422 of the Internal Revenue Code.

            (b) Eligibility for participation under this program is limited to non-employee directors of the Corporation or its subsidiaries who have completed three (3) full years of service as directors as of the date of issuance of the Option. Any employee director of the Corporation or its subsidiaries who ceases to be an employee but remains as a director shall be eligible under this program, provided he otherwise qualifies, in the first Plan year commencing after the termination of his employment with the Corporation or its subsidiaries.

            In no event shall an Option be granted to any person who, immediately after such Option is granted, owns (as defined in Sections 422 and 424 of the Internal Revenue Code of 1986) shares possessing more than 10 percent of the total combined voting power or value of all classes of shares of the Corporation or of its parent or any subsidiary corporation.

            (c) Each option granted under the Automatic Option Grant Program will be subject to the following terms and conditions:

            (i) The exercise price per share will be equal to 100% of the fair market value per share of Common Stock on the automatic grant date.

            (ii) Each option will have a maximum term of five years measured from the grant date.

            (iii) Each option will be immediately exercisable for all the option shares, but any purchased shares will be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Grantee's cessation of Board service prior to vesting in such shares.

            (iv) The shares subject to each 2,000 share grant will vest (and the Corporation's repurchase rights will lapse) in three equal annual installments over the Grantee's period of Board service, with the first such installment to vest upon the completion of one year of Board service measured from the automatic grant date.

            (v) The option will remain exercisable for a six-month period following the Grantee's cessation of Board service for any reason other than death or permanent disability. Should the Grantee die within such six-month period, then each such option will remain exercisable for a twelve-month period following such Grantee's death and may be exercised by the personal representative of the Grantee's estate or the person to whom the option is transferred by the Grantee's will or the laws of inheritance. In no event, however, may the option be exercised after the expiration date of the option term. During the applicable exercise period, the option may not be exercised for more than the number of shares (if any) in which the Grantee is vested at the time of cessation of Board service.

            (vi) Should the Grantee die or become permanently disabled while serving as a Board member, then the shares of Common Stock subject to each automatic option grant held by that individual Grantee will immediately vest in full, and those vested shares may be purchased at any time within the twelve month period following the date of the Grantee's cessation of Board service.

            (vii) The  shares  subject  to  each  automatic  option  grant  will immediately vest upon a Corporate Transaction (as such term in defined below) or a hostile take-over of the Corporation effected through a tender offer for more than 50% of the Company's outstanding voting stock or one or more contested elections for Board membership.

            (viii)Upon the  successful  completion of a hostile tender offer for securities possessing more than 50% of the Corporation's outstanding voting stock, each automatic option grant which has been outstanding for at least six months may be surrendered to the Corporation for a cash distribution per surrendered option share in an amount equal to the excess of
                  (i) the highest price per share of Common Stock paid in such hostile tender offer over (ii) the exercise price payable for such share.

      The remaining terms and conditions of the option will in general conform to the general terms and conditions set forth in paragraph 8 and will be incorporated into the option agreement evidencing the automatic grant.

6. Stock Appreciation Rights. Two types of stock appreciation rights are authorized for issuance under the Discretionary Option Grant Program: (i) tandem rights, which require the option holder to elect between the exercise of the underlying option for shares of Common Stock and the surrender of such option for an appreciation distribution and (ii) limited rights, which are automatically exercised upon the occurrence of a hostile takeover.

      The appreciation distribution payable by the Corporation upon the exercise of a tandem stock appreciation right will be equal in amount to the excess of
(i) the fair market value (on the exercise date) of the shares of Common Stock in which the Grantee is at the time vested under the surrendered option over
(ii) the aggregate exercise price payable for such shares. Such appreciation distribution may, at the Committee's discretion be made in shares of Common Stock valued at fair market value on the exercise date, in cash or in a combination of cash and Common Stock.

      One or more officers or directors of the Company subject to the short-swing profit restrictions of the Federal securities laws may, at the discretion of the Committee, be granted limited stock appreciation rights in connection with their option grants under the Discretionary Option Grant Program. Any option with such a limited stock appreciation right in effect for at least six (6) months will automatically be canceled, to the extent exercisable for one or more vested option shares, upon the successful completion of a hostile tender offer for more than 50% of the Corporation's outstanding voting stock. In return, the officer will be entitled to a cash distribution from the Corporation in an amount per cancelled option share equal to the excess of (i) the highest price per share of Common Stock paid in the tender offer over
(ii) the option exercise price.

7. Acceleration of Options/Termination of Repurchase Rights. Upon the occurrence of any of the following transactions (a "Corporate Transaction"):

            (i) a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the state of the Corporation's incorporation;

            (ii)  the  sale,   transfer,   or  other   disposition  of  all,  or
      substantially all, of the Corporation's assets; or

            (iii) any reverse merger in which the Corporation is the surviving entity, but in which fifty percent (50%) or more of the Corporation's outstanding voting stock is transferred to holders different from those who held the stock immediately prior to such merger;

each outstanding option under the Discretionary Option Grant Program will, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares at the time subject to such option. No such acceleration will occur, however, if (i) the option is either to be assumed by the successor corporation or replaced by a comparable option to purchase shares of the capital stock of the successor corporation or (ii) the acceleration of the option is subject to other limitations imposed by the Committee at the time of grant. Immediately following the consummation of the Corporate Transaction, all outstanding options will terminate and cease to be exercisable, except to the extent assumed by the successor corporation.

      The Corporation's outstanding repurchase rights under the Discretionary Option Grant Program will also terminate and all shares subject to such repurchase rights will immediately vest, upon the occurrence of any such Corporate Transaction, except to the extent (i) the repurchase rights are expressly assigned to the successor corporation or (ii) such accelerated vesting is subject to other limitations imposed by the Committee at the time the underlying options were granted.

8.    General Terms and Conditions.

            (a) All options are non-transferable and are exercisable only by the individual to whom it was granted except upon the individual's death when the option may be exercised by the personal representative of that individual's estate or the person to whom the option is transferred as established by will or under law at the individual's death.

            (b) No option may be granted to any person who at the time of the option grant, owns stock with more than ten percent of the total combined voting power of all classes of stock of the Corporation or any parent subsidiary. No person eligible to participate herein shall be granted Options to purchase Common Shares which are exercisable during any one calendar year, to the extent that the fair market value of such shares (determined at the time of the grant of the Option) exceeds $100,000 in any calendar year, except and to the extent that the Options shall have accumulated over a period in excess of one year.

            (c) The option price of all options shall be not less than the fair market value of the stock at the time the option is granted. The fair market value shall be determined to be the average of the closing bid and ask prices for the stock as quoted by A. G. Edwards & Sons, Inc., the market maker for the Corporation's common stock.

            (d) Should an option expire or terminate for any reason prior to exercise in full, the shares subject to the portion of the option not so exercised will be available for subsequent options grants under the Option Plan. Shares subject to any options surrendered or canceled in accordance with the stock appreciation right provisions of the Option Plan will not be available for subsequent grants.

            (e) No Grantee shall have any shareholder rights with respect to any option shares until the Grantee has exercised the option and paid the purchase price.

            (f) The exercise price of an option may be paid in whole or in part with shares of Weetamoe common stock owned by the Grantee.

9. Changes in Capitalization. In the event any change is made to the Common Stock issuable under the Option Plan by reason of any stock split, stock dividend, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the Option Plan, (ii) the maximum number and/or class of securities for which any one individual may be granted stock options and separately exercisable stock appreciation rights under the Option Plan, (iii) the number and/or class of securities for which option grants will subsequently be made under the Automatic Option Grant Program to each non-employee Board member, and (iv) the class and/or number of securities and exercise price per share in effect under each outstanding option.

      Each outstanding option which is assumed in connection with a Corporate Transaction will be appropriately adjusted to apply and pertain to the number and class of securities which would otherwise have been issued in consummation of such Corporate Transaction, to the option holder had the option been exercised immediately prior to the Corporate Transaction. Appropriate adjustments will also be made to the option price payable per share and to the class and number of securities available for future issuance under the Option Plan on both an aggregate and a per-participant basis.

10. Option Plan Amendments. The Board may amend or modify the Option Plan in any or all respects whatsoever. However, the Board may not, without the approval of the Corporation's shareholders, (i) materially increase the maximum number of shares issuable under the Option Plan (except in connection with certain changes in capitalization), (ii) materially modify the eligibility requirements for option grants, or (iii) otherwise materially increase the benefits accruing to participants under the Option Plan.

      Unless sooner terminated by the Board, the Option Plan will in all events terminate on March 11, 2006. Any options outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such grants.

11. Effectiveness of plan. The Plan shall become effective on such date as the Board of Directors shall determine, but only after: (a) the shareholders of the Corporation shall, by the affirmative vote of a majority in interest of the Common Shares, have approved the Plan; (b) any amendment to the Corporation's Articles of Organization necessary to increase the number of authorized Common Shares to accommodate shares set aside under the plan has been filed with the Massachusetts Secretary of State's Office; (c) the Common Shares reserved for the purposes of the Plan shall have been registered under the Securities Act of 1993 as amended; and (d) the Board of Directors shall have been advised by counsel that all applicable legal requirements have been complied with.

12. Time of granting options. Nothing contained in the Plan or in any resolution adopted or to be adopted by the Board of Directors or the stockholders of the Corporation nor any action taken by the Committee shall constitute the granting of any Option. The granting of an Option shall take place only when a written option agreement shall have been duly executed and delivered by or on behalf of the Corporation and by the Grantee to whom such Option shall be granted.